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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 26, 1997

                            STREAMLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                            95-3093858
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                           identification number)

                        COMMISSION FILE NUMBER: 0-12046

                                1555 ADAMS DRIVE
                         MENLO PARK, CALIFORNIA  94025
             (Address of principal executive offices and zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 833-4833

         (Former name or former address, if changed since last report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

        On June 26, 1997, StreamLogic Corporation (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the Northern District of California, San Francisco Division, seeking protection under
Chapter 11 of the United States Bankruptcy Code. The Company will continue to operate as a debtor-in-possession, with its existing directors and officers, subject to the supervision and orders of the bankruptcy court. As of the date of this report, no plan of reorganization has been filed by the Company and no trustee has been appointed. Concurrent with the filing, the Company has applied to the Securities and Exchange Commission to modify its reporting obligations under the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                    Exhibits

99.1    Press Release of StreamLogic Corporation dated June 26, 1997.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STREAMLOGIC CORPORATION
                                        (Registrant)



Date: June 25, 1997                     By  /s/ MARK M. GLICKMAN
                                           -----------------------------
                                                Mark M. Glickman
                                                Chief Financial Officer







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                                 EXHIBIT INDEX




99.1    Press Release of StreamLogic Corporation dated June 26, 1997.









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